UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

Black Diamond Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Main Street, 10th Floor
Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-252-0848

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 18, 2021, Black Diamond Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting) in a virtual-only format via live webcast. Proxies were solicited pursuant to the Company’s definitive proxy statement filed on April 27, 2021 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of April 21, 2021, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 36,160,247. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 31,070,743 thus establishing a quorum for the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect three Class I director nominees to the Company’s Board of Directors (the “Board”), each to serve until the Company’s 2024 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal No. 1”), and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal No. 2”).

The voting results reported below are final.

Proposal No. 1

Alexander Mayweg, Rajeev Shah and Robert A. Ingram were duly elected to the Company’s Board as Class I directors. The results of the election were as follows:

CLASS I DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Alexander Mayweg	22,107,755	6,309,375	2,653,613
Rajeev Shah	24,072,010	4,345,120	2,653,613
Robert A. Ingram	27,047,123	1,370,007	2,653,613

Proposal No. 2

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,062,309	2,505	5,929	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2021	BLACK DIAMOND THERAPEUTICS, INC.

	By:	/s/ Thomas Leggett

Name:	Thomas Leggett
Title:	Chief Financial Officer and Principal Financial Officer